FIRST AMENDMENT TO FIRST AMENDED AND
                      ------------------------------------
                RESTATED REVOLVING CREDIT AGREEMENT AND GUARANTY
                ------------------------------------------------
                                    (AQUIA)

     THIS  FIRST  AMENDMENT  TO  FIRST  AMENDED  AND  RESTATED  REVOLVING CREDIT
AGREEMENT AND GUARANTY (this "Amendment") made as of this thirtieth day of March, 2010, by and among RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership ("Borrower"), RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust ("Trust"), RAMCO VIRGINIA PROPERTIES, L.L.C., a Michigan limited liability company ("Aquia"; the Trust and Aquia are hereinafter referred to collectively as the "Guarantors"), KEYBANK NATIONAL ASSOCIATION ("KeyBank"), and KEYBANK NATIONAL ASSOCIATION, as Agent (the "Agent") for the Banks.

                              W I T N E S S E T H:

     WHEREAS, Borrower, Trust, Aquia, Agent and KeyBank entered into that certain First Amended and Restated Revolving Credit Agreement dated as of December 11, 2009 (the "Loan Agreement");

     WHEREAS, Guarantors executed and delivered to Agent and the Banks that certain Unconditional Guaranty of Payment and Performance dated as of December 16, 2008 (the "Original Guaranty"), as amended by that certain Omnibus Amendment of Loan Documents dated as of December 11, 2009 among Borrower, Guarantors, and Agent (the "Omnibus Amendment"; the Original Guaranty as amended by the Omnibus Amendment, the "Guaranty");

     WHEREAS, Borrower has requested that Agent and the Banks modify certain provisions of the Loan Agreement; and WHEREAS, the Agent and the Banks have consented to such modification, subject to the execution and delivery of this Amendment.

     NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     1. Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     2. Amendment of Loan Agreement. Borrower, Guarantors, Agent and the Banks do hereby modify and amend the Loan Agreement as follows:

     (a) By deleting in its entirety the definition of "Quarterly Reduction Date" appearing in Sec.1.1 of the Loan Agreement, appearing on page 15 thereof;

     (b) By deleting in its entirety Sec.3.2(d) of the Loan Agreement, appearing on page 25 thereof, and inserting the following: "(d) Intentionally Omitted."

     (c) By  inserting  the   following  as  new  Sec.4.15(b) (v)  of  the  Loan
Agreement:

     "(v) Total Commitment. As of the then effective Maturity Date (without regard to such extension request), the Total Commitment shall have been permanently reduced to $15,000,000.00 or less."

     (d) By deleting in its entirety Sec.4.15(c) of the Loan Agreement, appearing on page 31 thereof, and inserting in lieu thereof the following:

     "(c) In the event that the Maturity Date has been extended as provided in Sec.4.15(a) and (b), then provided that no Default or Event of Default shall have occurred and be continuing, the Borrower shall have the option to be exercised by giving an Extension Request to the Agent not more than one hundred twenty (120) days and not less than sixty (60) days prior to the scheduled Maturity Date, subject to the terms and conditions set forth in this Agreement, to extend the Maturity Date by twelve (12) additional months to December 31, 2012. The request by the Borrower for extension of the Maturity Date shall constitute a representation and warranty by the Borrower that all of the conditions set forth in this Section shall have been satisfied on the date of such request. The obligation of the Agent and the Banks to extend the Maturity Date as provided in this Sec.4.15(c) shall be subject to the satisfaction again of each and every condition set forth in Sec.4.15(a) and (b), except that for the purposes of this Sec.4.15(c), the reference in Sec.4.15(b)(v) to "$15,000,000.00" shall instead be "$10,000,000.00," such that Borrower may not obtain an extension of the Maturity Date unless (subject to the satisfaction of the other conditions herein) the Total Commitment has been permanently reduced to $10,000,000.00 or less."

     (e) By deleting in its entirety Sec.5.2(j) of the Loan Agreement, appearing on page 34 thereof, and inserting in lieu thereof the following:

     "(j) Prepayment of Loans. Borrower shall have paid to Agent the greater of (i) any amounts which would be due under Sec.3.2(c) as a result of such Permitted Transfer, or (ii) the gross cash proceeds received by Aquia as result of the mortgage loan from a third party lender after deduction for reasonable and customary loan closing costs, or joint venture with respect to the Office Property, Residential Property or the Hotel Property, as the case may be. The Total Commitment shall automatically and without further action be permanently reduced by the amount of the payment made pursuant to this Sec.5.2(j), and the Commitment of each Bank shall be reduced by its Commitment Percentage of the reduction in the Total Commitment."


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

     3. Amendment to Guaranty. Guarantors, Agent and the Banks do hereby modify the Guaranty by deleting the words "Unsecured Master Loan Agreement" wherever the same appear in the Guaranty, and inserting in lieu thereof the words "Secured Credit Agreement."

     4. Reduction of Total Commitment. Prior to the execution and delivery of this Amendment, Borrower has paid to Agent for the account of the Banks as a prepayment of the principal of the Loans the sum of $1,250,000. By execution hereof, Borrower agrees that such prepayment shall also result in an automatic and permanent reduction of the Total Commitment and of the Commitments of each of the Banks in accordance with their Commitment Percentages. Borrower and Guarantors acknowledge that, after giving effect to such payment, the outstanding principal balance of the Loans is $18,750,000, the Total Commitment is $18,750,000 and the Commitment of KeyBank is $18,750,000.00.

     5. References to Loan Agreement. All references in the Loan Documents to the Loan Agreement and the Guaranty shall be deemed a reference to the Loan Agreement and the Guaranty as modified and amended herein.

     6. Consent of Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Loan Agreement, the Guaranty and the Loan Documents as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

     7. Representations. Borrower and Guarantors represent and warrant to Agent and the Banks as follows:

     (a) The execution, delivery and performance of this Amendment and any other agreements executed and delivered contemporaneously herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.


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

     (b) The execution and delivery of this Amendment and any other agreements executed and delivered contemporaneously herewith are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and the effect of general principles of equity.

     (c) The execution, delivery and performance of this Amendment and any other agreements executed and delivered contemporaneously herewith and the transactions contemplated hereby and thereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

     (d) The representations and warranties made by the Borrower and the Guarantors under the Loan Documents or otherwise made by or on behalf of the Borrower or a Guarantor in connection therewith or after the date thereof were true and correct in all material respects when made and are true and correct in all material respects as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, except to the extent that such representations and warranties relate expressly to an earlier date, and except as disclosed to the Agent and the Banks in writing and approved by the Agent and the Majority Banks in writing.

     8. No Release. Each Guarantor acknowledges and agrees that nothing in this Amendment, or in any other document executed contemporaneously herewith, shall release, discharge, diminish or impair any liability of either Guarantor under any of the Loan Documents, including without limitation the Guaranty.

     9. No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

     10. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Banks, or any past or present officers, agents or employees of Agent or any of the Banks, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

     11. Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Loan Agreement, the Notes, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Agreement, as modified and amended herein, the Guaranty, as modified and amended herein, the Notes, and the other Loan Documents. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).


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

     12. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

     13. Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the State of Michigan (excluding the laws applicable to conflicts or choice of law). This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Documents.

     14. Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, Guarantors, the Banks and the Agent.

                            [CONTINUED ON NEXT PAGE]


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

     IN WITNESS WHEREOF, the parties hereto have hereto set their hands as of the day and year first above written.

                                     BORROWER:
                                     --------

                                     RAMCO-GERSHENSON PROPERTIES, L.P.,
                                     a Delaware limited partnership, by its
                                     sole general partner

                                     By:   Ramco-Gershenson Properties Trust, a
                                           Maryland real estate investment trust

                                           By: /s/ Dennis Gershenson
                                           Name:   Dennis Gershenson
                                           Title:  President and Chief Executive
                                                   Officer

                                     TRUST:
                                     ------

                                     RAMCO-GERSHENSON PROPERTIES TRUST,
                                     a Maryland real estate investment trust

                                     By: /s/ Dennis Gershenson
                                     Name:   Dennis Gershenson
                                     Title:  President and Chief Executive
                                             Officer

                                     AQUIA:
                                     -----

                                     RAMCO VIRGINIA PROPERTIES, L.L.C., a
                                     Michigan limited liability company

                                     By: /s/ Dennis Gershenson
                                     Name:   Dennis Gershenson
                                     Title:  President and Chief Executive
                                             Officer


                       [SIGNATURES CONTINUE ON NEXT PAGE]


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



                                     AGENT AND THE BANKS:
                                     -------------------
                                     KEYBANK NATIONAL ASSOCIATION,
                                     individually and as Agent

                                     By: /s/ Jay L. Johnson
                                     Name:   Jay L. Johnson
                                     Title:  Vice President


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